UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 29, 2015

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2015, Cooper River LLC (“Cooper River”), a wholly-owned, special purpose financing subsidiary of FS Investment Corporation II (the “Company”), entered into a revolving credit facility (the “Cooper River Credit Facility”), which amends and restates that certain credit facility dated as of March 27, 2013 (the “Existing Credit Facility), with Citibank, N.A. (“Citibank”), as administrative agent, each of the lenders from time to time party thereto, Citibank, N.A. acting through its Agency & Trust division, as collateral custodian and as collateral agent, and Virtus Group, LP, as collateral administrator.

The Cooper River Credit Facility provides for a five-year credit facility with (a) a three-year reinvestment period, during which Cooper River (subject to compliance with the terms of the facility, including maintenance of the required borrowing base) is permitted to borrow, repay and reborrow advances up to a maximum commitment of $200,000,000, followed by (b) a two-year amortization period. Cooper River will use the proceeds of borrowings under the facility to refinance the Existing Credit Facility, acquire additional loans and related assets (collectively, “assets”) and satisfy funding needs under its revolving and delayed-draw loan assets.

In addition to assets the Company has contributed to Cooper River under the Existing Credit Facility, the Company may contribute or sell additional assets to Cooper River from time to time subject to the criteria specified in the Cooper River Facility and will retain a residual interest in any assets contributed through its ownership of Cooper River or will receive fair market value for any assets sold to Cooper River. Cooper River may also purchase additional assets from various sources subject to the criteria specified in the Cooper River Facility. Cooper River has appointed the Company to manage its portfolio of assets pursuant to the terms of an investment management agreement. Cooper River’s obligations to Citibank under the Cooper River Credit Facility are secured by a first priority security interest in substantially all of the assets of Cooper River, including its portfolio of assets. The obligations of Cooper River under the Cooper River Credit Facility are non-recourse to the Company, and the Company’s exposure under the Cooper River Credit Facility is limited to the value of the Company’s investment in Cooper River.

Beginning on July 28, 2015, Cooper River will pay interest quarterly in arrears on advances under the Cooper River Credit Facility at a rate per annum equal to (a) the London Interbank Offered Rate (“LIBOR”) for a three month interest period (subject to a 0% floor) plus (b) a spread of (i) 2.25% during the reinvestment period, (ii) 2.75% during the first year of the amortization period and (iii) 3.75% thereafter. Cooper River will pay a commitment fee of 0.75% per annum of the aggregate principal amount available under the Cooper River Credit Facility that has not been borrowed. Any amounts borrowed under the Cooper River Credit Facility will mature, and all accrued and unpaid interest, commitment fees and other amounts thereunder will be due and payable on May 29, 2020. Cooper River incurred certain customary costs and expenses in connection with obtaining the Cooper River Credit Facility.

In connection with the Cooper River Credit Facility, Cooper River has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. The Cooper River Credit Facility also contains customary events of default for similar financing transactions, including: (a) Cooper River fails to repay the obligations in full on the final maturity date; (b) Cooper River fails to make interest, commitment fee or mandatory amortization payments or any other payments under the Cooper River Credit Facility within three (3) business days of when due; (c) Cooper River fails to satisfy the borrowing base test for three (3) consecutive business days, (d) Cooper River or the collateral becomes, or becomes subject to regulation as, an “investment company” under the Investment Company Act of 1940 or a “covered fund” under the Volcker Rule; (e) the insolvency or bankruptcy of Cooper River or the Company; (f) a change of control of Cooper River; (g) the Company ceases to be a “business development company” under the Investment Company Act of 1940; and (h) the Company fails to maintain a net asset value of at least $1,000,000,000. Upon the occurrence and during the continuance of an event of default, Citibank may declare the outstanding advances and all other obligations under the Cooper River Credit Facility immediately due and payable.

After the occurrence and during the continuance of an event of default (as described above) or an event defined as a “Collateral Manager Event,” Citibank may, following written notice, (a) require that the Company obtain the consent of Citibank prior to causing any sale or disposition of Cooper River’s assets and (b) exercise certain rights to direct acquisitions, sales and other dispositions of Cooper River’s assets.

Borrowings of Cooper River will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the Investment Company Act of 1940, as amended, applicable to business development companies.

The foregoing descriptions of the Cooper River Credit Facility and related agreements as set forth in this Item 1.01 are summaries only and are each qualified in all respects by the provisions of such agreements, copies of which are attached hereto as Exhibits 10.1 through 10.4 and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Credit Agreement, dated as of May 29, 2015, by and among Cooper River LLC, as borrower, Citibank, N.A., as administrative agent, Citibank, N.A. acting through its Agency and Trust division, as collateral custodian and collateral agent, each of the lenders from time to time party thereto and Virtus Group, LP, as collateral administrator.

10.2	Amended and Restated Sale and Contribution Agreement, dated as of May 29, 2015, by and between the Company, as seller, and Cooper River LLC, as purchaser.

10.3	Amended and Restated Investment Management Agreement, dated as of May 29, 2015, by and between Cooper River LLC and the Company, as investment manager.

10.4	Amended and Restated Account Control Agreement, dated as of May 29, 2015, by and among Cooper River LLC, as pledgor, Citibank, N.A., as secured party, and Citibank, N.A., as securities intermediary.

SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	June 4, 2015	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Amended and Restated Credit Agreement, dated as of May 29, 2015, by and among Cooper River LLC, as borrower, Citibank, N.A., as administrative agent, Citibank, N.A. acting through its Agency and Trust division, as collateral custodian and collateral agent, each of the lenders from time to time party thereto and Virtus Group, LP, as collateral administrator.

10.2	Amended and Restated Sale and Contribution Agreement, dated as of May 29, 2015, by and between the Company, as seller, and Cooper River LLC, as purchaser.

10.3	Amended and Restated Investment Management Agreement, dated as of May 29, 2015, by and between Cooper River LLC and the Company, as investment manager.

10.4	Amended and Restated Account Control Agreement, dated as of May 29, 2015, by and among Cooper River LLC, as pledgor, Citibank, N.A., as secured party, and Citibank, N.A., as securities intermediary.